                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06600

                SCUDDER FLAG INVESTORS VALUE BUILDER FUND, INC.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
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                     (Name and Address of Agent for Service)

Date of fiscal year end:        03/31

Date of reporting period:       03/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Value Builder Fund

Annual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Value Builder Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	10-Year
Class A	1.57%	4.61%	4.11%	11.28%
Class B	.83%	3.83%	3.33%	10.45%
Class C	.88%	3.83%	3.34%	10.47%
S&P 500 Index+	6.69%	2.75%	-3.16%	10.79%
Blended Index++	4.02%	4.56%	.84%	9.32%
Scudder Flag Investors Value Builder Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	1.82%	4.86%	4.36%	10.28%
S&P 500 Index+	6.69%	2.75%	-3.16%	9.57%
Blended Index++	4.02%	3.95%	.84%	8.45%

Sources: Lipper Inc. and Investment Company Capital Corp.

* The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/05	$ 23.49	$ 23.50	$ 23.52	$ 23.71
3/31/04	$ 23.51	$ 23.52	$ 23.53	$ 23.73
Distribution Information: Twelve Months: Income Dividends as of 3/31/05	$ .39	$ .21	$ .21	$ .45
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,573	$10,788	$11,525	$27,446
	Average annual total return	-4.27%	2.56%	2.88%	10.62%
Class B	Growth of $10,000	$9,783	$10,993	$11,678	$27,009
	Average annual total return	-2.17%	3.21%	3.15%	10.45%
Class C	Growth of $10,000	$10,088	$11,193	$11,787	$27,072
	Average annual total return	.88%	3.83%	3.34%	10.47%
S&P 500 Index+	Growth of $10,000	$10,669	$10,847	$8,516	$27,873
	Average annual total return	6.69%	2.75%	-3.16%	10.79%
Blended Index++	Growth of $10,000	$10,402	$11,430	$10,429	$24,369
	Average annual total return	4.02%	3.95%	.84%	9.32%

The growth of $10,000 is cumulative.

Comparative Results as of 3/31/05
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,018,200	$1,153,000	$1,237,700	$2,511,400
	Average annual total return	1.82%	4.86%	4.36%	10.28%
S&P 500 Index+	Growth of $1,000,000	$1,066,900	$1,084,700	$851,600	$2,365,500
	Average annual total return	6.69%	2.75%	-3.16%	9.57%
Blended Index++	Growth of $1,000,000	$1,040,200	$1,143,000	$1,042,900	$2,145,800
	Average annual total return	4.02%	4.56%	.84%	8.45%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* The Class commenced operations on November 2, 1995. Index returns begin October 31, 1995.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class A Lipper Rankings — Balanced Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	534	of	594	90
3-Year	160	of	446	36
5-Year	62	of	364	17
10-Year	10	of	166	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,077.80	$ 1,073.50	$ 1,074.10	$ 1,078.80
Expenses Paid per $1,000*	$ 5.85	$ 9.67	$ 9.67	$ 4.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	InstitutionalClass
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,019.30	$ 1,015.61	$ 1,015.61	$ 1,020.59
Expenses Paid per $1,000*	$ 5.69	$ 9.40	$ 9.40	$ 4.38

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Value Builder Fund	1.13%	1.87%	1.87%	.87%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Flag Investors Value Builder Fund:
A Team Approach to Investing

Investment Company Capital Corporation ("ICCC" or the "Advisor") is Scudder Flag Investors Value Builder Fund's investment advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ABIM, a registered investment advisor, is a Maryland limited liability company owned by Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); J. Dorsey Brown; R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Hobart C. Buppert II

Vice President and principal of Alex. Brown Investment Management and Manager of the fund.

Managed the fund since inception.

Joined ABIM as a Vice President in 1980.

33 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.

BA and MBA from Loyola College.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Portfolio Manager Hobart Buppert addresses the economy, the management team's approach and the resulting performance of Scudder Flag Investors Value Builder Fund for the 12-month period April 1, 2004, through March 31, 2005.

Q:  How would you characterize the market environment during the period?

A:  Rising energy prices and interest rates combined with a falling dollar to create a challenging investment environment for investors and Scudder Flag Investors Value Builder Fund during the 12 months ended March 31, 2005.

No segment of the economy was unaffected by the increasing costs of crude oil and natural gas, which skyrocketed, increasing operating costs and shrinking profitability for many US companies. Energy was the strongest segment of the market over the past year.

Short-term interest rates remained at relatively low levels during the first six months of the period. In the latter half of the period, however, the Federal Reserve Board (the Fed) raised short-term rates and continued to do so at a measured pace throughout the remainder of the period, citing inflationary pressure on the economy.

Against a backdrop of strong stock market performance, the dollar fell, reaching a new low against the euro late in 2004. Dollar weakness effectively made US goods and services more attractive overseas.

Q:  How did the fund perform during the period?

A:  Scudder Flag Investors Value Builder Fund Class A shares gained 1.57% during the 12-month period ended March 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

For the annual period, the fund underperformed the 4.30% average annual total return of its peers in the Balanced Funds category, as tracked by Lipper Inc.1 The fund, which holds a far smaller stake in energy than the Standard & Poor's 500 Index (S&P 500), also fell short of the benchmark, which gained 6.69%, for the same period. Because the S&P 500 is comprised entirely of stocks, for comparative purposes the fund also tracks a proprietary blended benchmark index that, like the fund and its peers, is comprised of both stocks and bonds. The blended benchmark rose 4.02% for the period. The blended benchmark return is calculated by using a weighted combination of three unmanaged indices: 60% S&P 500; 35% Lehman Brothers Intermediate US Government/Credit Index; and 5% Merrill Lynch 3-Month T-Bill Index.

1 The Balanced Funds category tracked by Lipper Inc. includes those funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the ratio of stocks to bonds is approximately 60%/40%.

Performance during the period can be divided into two distinctly different halves. During the first six months, the portfolio suffered a setback when a number of stocks that had been stellar performers during the prior 12 months gave back a portion of their earlier gains. Downturns like these happen occasionally as a result of profit-taking. Further, some company-specific issues pushed down several other holdings. As a result, Scudder Flag Investors Value Builder Fund's Class A shares gave back 5.76% during the first six months of the period (April 1, 2004 through September 30, 2004). Strong stock-picking resulted in the fund's turnaround during the second half of the period, as several of the portfolio's largest holdings rose markedly. The fund's Class A shares gained 7.78% from October 1, 2004, through March 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.)

While the gains of the second half brought the fund back into positive territory, the aggregate impact of the fund's earlier performance was keenly felt on the bottom line at the period's end. While we are disappointed by the fund's performance against its benchmarks and its peer group during the period, we remain focused on our strategy of maximizing total return through a combination of long-term growth of capital and current income.

It should be noted that a one-year period is but a snapshot of total fund performance. The fund's Class A shares outperformed both the average total returns of the blended benchmark and its peers in each of the three-, five- and 10-year periods ended March 31, 2005 The fund's Class A shares ranked #534 of 594, #160 of 446; #62 of 364; and #10 of 166 funds for the 1-, 3-, 5- and 10-year periods ended March 31, 2005, according to Lipper Inc.

Q:  Which stocks or investment strategies proved most beneficial to performance?

A:  We consider ourselves stock-pickers first and foremost, so it's very gratifying to be able to list a number of the portfolio's largest holdings among its top performers for the period. Three top-10 holdings — WellPoint Health Networks, Inc., CONSOL Energy, Inc. and Tyco International Ltd. — were the largest contributors to performance.

Commercial health benefits company WellPoint, the portfolio's largest individual stake, was the fund's top contributor to performance. We initially invested in the stock in 1998 and have added to the portfolio's position since then. Our investment in WellPoint and others like it was predicated on our belief that the health benefits arena offered excellent growth prospects and good value. The company, an independent licensee of the Blue Cross Blue Shield Association, has indeed grown nicely. In our view, the acquisition of WellPoint by Anthem Inc. and the ensuing merger of operations have been, and continue to be, well managed. As a combined company, WellPoint (which was deemed to be the stronger brand name) exhibited a high level of operating profitability and earnings growth. Despite the stock's outstanding performance over the past several years, we remain quite positive about the company's position in the portfolio. With a price-to-earnings ratio that is currently below the benchmark average and growth characteristics and profitability above, we continue to be optimistic about the company's prospects.

CONSOL Energy, Inc., one of the three largest coal-mining companies in the United States, was the second largest contributor to overall results. This particular company provides an excellent example of our investment theory in practice. In this case, our analysis showed the company to be undervalued when we initially purchased shares in October 2003. We did not predict rising energy prices at that time. The company, as we expected, benefited from increased efficiency and from its large coal reserves. In addition, the stock caught a nice tailwind from rising energy prices when, during the period, older forward contracts rolled off and new ones were signed at higher prices. During the annual period, we sold just less than one-third of the portfolio's position in CONSOL to lock in profits for shareholders. We believe there is still money to be made in the stock, however, which continues to be comparatively inexpensive relative to others in the industry, according to our research.

Tyco International Ltd. also was a powerful driver of performance during the period. We've come full circle with Tyco, as the fund's shareholders doubtlessly will appreciate. It was painful to be sure, but rewarding based on the strong recovery and recent contributions of Tyco stock and bond holdings to fund performance. We never questioned the solidity of the company's broad-based underlying businesses. We knew that we must maintain a long-term investment perspective to see the company fully realize its intrinsic value under new management. While the stock's value has risen substantially over the past two years, we contend there is room for greater gain. Management continues to reduce debt levels for the company, which generates approximately $4 billion in free cash (roughly, the amount of money left over after a company has paid all of its expenses). It's likely that company management will initiate a stock buyback, which would be positive for shareholders. A stock buyback reduces the number of shares outstanding, giving each remaining shareholder a larger percentage of ownership of the company. This is usually considered a sign that management is optimistic about the future and believes that the current share price is undervalued.

Q:  Which stocks or investment strategies disappointed?

A:  The only significant loser during the period was Allied Waste Industries, Inc. The second largest trash hauler in the country, Allied Waste provides collection, transfer, recycling and disposal services for approximately 10 million residential, commercial and industrial customers. Like most investors, we've been disappointed with the company's performance, which has suffered recently due to poor execution on the part of management and economic conditions that have led to weak pricing and shrinking volumes in the trash hauling and landfill business. A member of the board of directors was brought in to assume the role of chairman and CEO on a temporary basis. We think this is a step in the right direction. Meantime, the pricing environment appears to be improving. We intend to hang on a little longer, reserving judgment until after a new CEO has been hired.

The portfolio's second largest position, Cendant Corp., detracted modestly from overall performance, but there is no fundamental reason for this setback. The company had made broad strides in the 12-15 months prior to this reporting period, after selling off parts of its business to increase efficiency and acquiring Orbitz Inc., an on-line travel company. The company continues to execute well, as evidenced by robust free cash flows during the period. The stock simply gave back some of its earlier gains. We still like the company, which generates roughly $2 billion a year in free cash and is well-positioned for continued growth. Investors, we think, are today likely to view Cendant as a more streamlined company, with just two businesses — real estate and travel — and to reward it with a higher price in the marketplace.

Also among the portfolio's 10-largest positions, Cardinal Health, Inc. lost ground during the period. One of the world's largest drug distributors, Cardinal Health, announced on July 1, 2004 that it would change the way it does business with drug manufacturers, operating on a fee basis, as opposed to taking a percentage of sales. In the past, the company had benefited from inventory gains derived from price increases in the pharmaceutical industry. These types of gains would be limited under the new pricing structure. Any time a company undergoes a transition, short-term investors tend to vote with their feet. Nearly all the stock's substantial losses were sustained on the day of the announcement. Consistent with our long-term approach, we elected to continue to hold the stock. While we were a bit surprised by how much the company reworked its business model, we felt that the underlying businesses were fundamentally solid and that the new business model made sense. Investors are recognizing this as well. The stock has begun to rebound nicely. While we do not believe that the company's growth rate will keep pace with the past, we do believe that the stock still represents good value and that there is money to be made at current levels.

Q:  Will you describe the "flexible value" investment philosophy and explain how it informs your choice of stocks?

A:  Under normal market conditions, between 40% and 75% of the fund's assets are invested in common stocks. Rather than focusing on trends in the economy or in the financial markets, we seek stocks that have fallen out of favor for one reason or another and whose prices have depreciated. Our approach is flexible in that we do not limit the universe of potential holdings to those stocks that are traditionally considered "value stocks." We do not have predetermined price-to-earnings criteria. We believe that all stocks — whether considered value or growth — can become undervalued at some point, based on market sentiment.

We evaluate companies on their individual merits, seeking those that are well-positioned, generating excess free cash flow, and are run by skilled, shareholder-oriented senior management. We buy companies that are trading at what we consider to be attractive prices relative to their long-term earnings growth potential.

We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or longer, as long as a company continues to meet our expectations. An indication of our long-term view is the relatively low rate of portfolio turnover (roughly, the rate of trading activity in the fund's portfolio of investments) for the period, which was approximately 17%. The fund tends to sell stocks when their prospects for earnings growth appear less promising, when their prices fully reflect their growth potential or when we believe other investments offer better opportunities.

Q:  Will you describe the process and criteria you use to select bonds?

A:  Under normal market conditions, at least 25% of the fund's assets will be invested in bonds. We utilize bonds to help mitigate risk and as a way to generate potential returns and dependable income for shareholders. The fund invests primarily in corporate bonds of investment- and medium-grade quality. Bonds are selected using the same bottom-up, fundamental research techniques that we use for equities to assess the issuing company. To reduce maturity risk, we focus on intermediate-term issues (one- to 10-year maturities).

Q:  How did the fund's fixed-income holdings perform during the period?

A:  The portfolio's bond holdings performed reasonably well. As we mentioned earlier, short-term interest rates remained near their historical lows, which was somewhat unexpected, during the first half of the period. The Fed later raised short-term interest rates incrementally, citing inflationary pressure on the economy. Yields on longer-dated maturities fluctuated in a narrow, but volatile, range throughout the 12 months ended March 31, 2005.

A key objective of our philosophy is that we strive to reduce the impact of interest rate volatility over time by limiting maturity risk. The vast majority of the portfolio's holdings are in intermediate-term bonds. By holding intermediate-term bonds, as opposed to longer-term maturities, we give up a small amount of yield. Having shorter maturities also enables us to reinvest into higher-yielding securities in a rising rate environment, such as we've seen during the period.

We also seek to add value by investing in medium- to lower-rated bonds with the potential to generate additional premiums over other investment-grade issues. While we don't have to own any noninvestment grade bonds, we do it when we believe we can create added value for the fund's shareholders. We undertake rigorous analysis, spending lots of time examining balance sheets and income statements, so that we can invest with confidence.

Q:  Do you have any closing comments for shareholders?

A:  During the past decade, significant volatility in investor behavior caused the market to go through extreme highs and lows. The greed of 1998 and 1999 gave way to fear as evidenced by the markets of 2000 to 2002. After a period of recovery, which began in 2003, we now are seeing more reasonable valuations in the stock market. The fund has weathered this difficult and challenging period quite well due, we believe, to our focus on stock-picking and the long-term investment horizon.

We are pleased with the portfolio's current positioning and believe that our investment process is well suited for the current investment environment, which is driven more by the fundamental strength of individual companies than by investor emotion. By adhering to our disciplined investment process, we believe we can best serve the long-term financial goals of our shareholders. As always, we thank them for their continued commitment to the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation	3/31/05	3/31/04

Common Stocks	76%	73%
Corporate Bonds	20%	17%
Cash Equivalents	3%	8%
Convertible Preferred Stocks	—	1%
Foreign Bonds — US$ Denominated	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/05	3/31/04

Financials	25%	25%
Industrials	20%	22%
Consumer Discretionary	18%	19%
Health Care	17%	14%
Information Technology	7%	8%
Energy	4%	—
Materials	3%	—
Consumer Staples	2%	2%
Telecommunication Services	2%	3%
Utilities	2%	5%
Other	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2005 (38.0% of Net Assets)
1. WellPoint Health Networks, Inc. Provider of health care services	6.2%
2. Cendant Corp. Provider of consumer and business services globally	5.6%
3. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	4.7%
4. American Financial Realty Trust (REIT) Operator of a real estate trust	4.5%
5. Citigroup, Inc. Provider of diversified financial services	3.4%
6. First Data Corp. Provider of electronic commerce solutions	3.3%
7. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	2.9%
8. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	2.6%
9. CONSOL Energy, Inc. Operator of coal mining business	2.5%
10. Time Warner, Inc. Operator of media and entertainment company	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005

	Shares	Value ($)

Common Stocks 74.8%
Consumer Discretionary 11.7%
Household Durables 3.2%
Blyth, Inc.	418,200	13,315,488
Champion Enterprises, Inc.*	711,200	6,685,280
		20,000,768
Media 7.5%
Clear Channel Communications, Inc.	379,986	13,098,117
Comcast Corp. "A"*	175,000	5,911,500
LodgeNet Entertainment Corp.* (c)	672,826	12,676,042
Time Warner, Inc.*	828,800	14,545,440
		46,231,099
Specialty Retail 1.0%
TJX Companies, Inc.	243,100	5,987,553
Consumer Staples 2.1%
Tobacco
Altria Group, Inc.	201,500	13,176,085
Energy 3.6%
Oil & Gas
Kinder Morgan Management LLC*	449,391	18,240,780
Kinder Morgan, Inc.	50,191	3,799,459
		22,040,239
Financials 22.4%
Banks 0.7%
Fifth Third Bancorp.	103,600	4,452,728
Consumer Finance 5.1%
AmeriCredit Corp.*	552,900	12,959,976
Capital One Financial Corp.	120,900	9,039,693
MBNA Corp.	370,770	9,102,404
		31,102,073
Diversified Financial Services 5.2%
Citigroup, Inc.	470,800	21,157,752
Freddie Mac	146,400	9,252,480
PHH Corp.*	84,150	1,840,361
		32,250,593
Insurance 4.8%
Hilb, Rogal & Hamilton Co.	121,700	4,356,860
MBIA, Inc.	149,450	7,813,246
Montpelier Re Holdings Ltd.	35,000	1,230,250
Quanta Capital Holdings Ltd,*	450,000	3,600,000
XL Capital Ltd. "A"	177,700	12,860,149
		29,860,505
Real Estate 6.6%
American Financial Realty Trust (REIT)	1,891,000	27,665,330
American Home Mortgage Investment Corp. (REIT)	167,000	4,782,880
Capital Lease Funding, Inc. (REIT)	200,000	2,210,000
Fieldstone Investment Corp. (REIT)	100,000	1,452,000
Saxon Capital, Inc. (REIT)	282,000	4,850,400
		40,960,610
Health Care 14.1%
Health Care Equipment & Supplies 0.9%
Baxter International, Inc.	158,900	5,399,422
Health Care Providers & Services 11.1%
Cardinal Health, Inc.	290,750	16,223,850
Coventry Health Care, Inc.*	93,000	6,337,020
IMS Health, Inc.	50,000	1,219,500
Laboratory Corp. of America Holdings*	40,000	1,928,000
WellChoice, Inc.*	90,000	4,797,900
WellPoint Health Networks, Inc.*	306,800	38,457,380
		68,963,650
Pharmaceuticals 2.1%
Johnson & Johnson	186,000	12,491,760
Pfizer, Inc.	8,000	210,160
		12,701,920
Industrials 13.7%
Commercial Services & Supplies 7.6%
Allied Waste Industries, Inc.*	1,717,900	12,557,849
Cendant Corp.	1,683,000	34,568,820
		47,126,669
Industrial Conglomerates 4.7%
Tyco International Ltd.	860,400	29,081,520
Machinery 1.4%
SPX Corp.	206,100	8,920,008
Information Technology 4.7%
Computers & Peripherals 1.4%
International Business Machines Corp.	98,000	8,955,240
IT Consulting & Services 3.3%
First Data Corp.	518,416	20,378,933
Materials 2.5%
Metals & Mining
CONSOL Energy, Inc.	334,000	15,704,680
Total Common Stocks (Cost $267,814,837)		463,294,295
	Principal Amount ($)	Value ($)

Corporate Bonds 19.3%
Consumer Discretionary 5.7%
Blyth, Inc.:
5.5%, 11/1/2013	1,600,000	1,573,147
7.9%, 10/1/2009	4,500,000	4,937,513
Clear Channel Communications, Inc.:
5.5%, 9/15/2014	1,000,000	954,879
6.0%, 11/1/2006	5,200,000	5,299,268
Dex Media West LLC/Finance, 5.875%, 11/15/2011	1,000,000	960,000
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	1,000,000	966,250
Host Marriott LP, 7.125%, 11/1/2013	3,600,000	3,573,000
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,163,266
LodgeNet Entertainment Corp., 9.5%, 6/15/2013 (c)	1,000,000	1,090,000
Mandalay Resort Group, 6.375%, 12/15/2011	1,000,000	1,010,000
Marriott International, 7.875%, 9/15/2009	5,700,000	6,387,380
Rayovac Corp., 144A, 7.375%, 2/1/2015	500,000	478,750
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,175,065
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,092,084
XM Satellite Radio, Inc., 8.243%**, 5/1/2009	1,000,000	1,015,000
		35,675,602
Consumer Staples 0.2%
Avon Products, Inc., 6.55%, 8/1/2007	1,000,000	1,050,491
Chattem, Inc., 4.79%**, 3/1/2010	500,000	510,000
		1,560,491
Energy 0.4%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,218,672
Financials 1.1%
Host Marriott LP, 144A, 6.375%, 3/15/2015	500,000	477,500
Jefferies Group, Inc. Series B, 7.5%, 8/15/2007	4,000,000	4,281,180
JPMorgan & Co, Inc., 6.875%, 1/15/2007	2,000,000	2,088,326
		6,847,006
Health Care 2.1%
Coventry Health Care, Inc. 144A, 5.875%, 1/15/2012	500,000	500,000
HCA, Inc., 5.75%, 3/15/2014	3,000,000	2,863,512
Tenet Healthcare Corp., 6.5%, 6/1/2012	9,350,000	8,602,000
WellPoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,025,420
		12,990,932
Industrials 3.8%
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	5,350,000	4,868,500
144A, 7.25%, 3/15/2015	1,000,000	950,000
Cendant Corp., 6.875%, 8/15/2006	5,475,000	5,666,576
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,054,125
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,077,766
Norfolk Southern Corp.:
5.257%, 9/17/2014	1,367,000	1,379,761
7.35%, 5/15/2007	261,000	276,648
Raychem Corp., 8.2%, 10/15/2008	3,815,000	4,222,976
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,068,595
		23,564,947
Information Technology 2.4%
Electronic Data Systems Corp., Series B, 6.0%, 8/1/2013	2,000,000	2,045,366
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,469,223
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	2,085,258
7.65%, 8/15/2009	1,000,000	1,101,365
		14,701,212
Telecommunication Services 2.1%
American Tower Corp.:
7.125%, 10/15/2012	3,000,000	2,985,000
7.5%, 5/1/2012	500,000	507,500
9.375%, 2/1/2009	573,000	601,650
Citizens Communications Co., 6.25%, 1/15/2013	800,000	752,000
Qwest Communications International, Inc.:
144A, 4.63%**, 2/15/2009	1,000,000	1,007,500
144A, 7.25%, 2/15/2011	2,000,000	1,955,000
144A, 7.75%, 2/15/2014	3,000,000	2,932,500
Verizon Communications, Inc., 6.46%, 4/15/2008	2,000,000	2,097,600
		12,838,750
Utilities 1.5%
CalEnergy Co., Inc.:
7.23%, 9/15/2005	2,975,000	3,022,996
7.63%, 10/15/2007	5,000,000	5,367,055
MidAmerican Energy Holdings Co. Series D, 5.0%, 2/15/2014	1,000,000	975,765
		9,365,816
Total Corporate Bonds (Cost $115,437,077)		119,763,428

Foreign Bonds — US$ Denominated 1.2%
Industrials
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	3,052,938
6.375%, 10/15/2011	1,000,000	1,067,550
6.75%, 2/15/2011	3,000,000	3,250,746
Total Foreign Bonds — US$ Denominated (Cost $6,189,317)		7,371,234
	Shares	Value ($)

Preferred Stocks 0.2%
Financials
American Home Mortgage Investment Corp. (REIT), Series B, 9.25% (Cost $1,527,440)	61,000	1,585,390

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $20,895,407)	20,895,407	20,895,407
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $411,864,078) (a)	98.9	612,909,754
Other Assets and Liabilities, Net	1.1	6,797,931
Net Assets	100.0	619,707,685

* Non-income producing security.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2005.

(a) The cost for federal income tax purposes was $412,077,151. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $200,832,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $214,168,737 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,336,134.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Affiliated issuers (see Notes to Financial Statements).

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005
Assets
Investments in securities, at value: Unaffiliated issuers (cost $383,749,662)	$ 578,248,305
Affiliated issuers (cost $7,219,009)	13,766,042
Investment in Scudder Cash Management QP Trust (cost $20,895,407)	20,895,407
Total investments in securities, at value (cost $411,864,078)	612,909,754
Cash	35,931
Receivable for investments sold	4,484,171
Dividends receivable	1,069,705
Interest receivable	2,406,257
Receivable for Fund shares sold	3,533,808
Other assets	72,005
Total assets	624,511,631
Liabilities
Payable for Fund shares redeemed	3,935,756
Accrued investment advisory fee	412,451
Other accrued expenses and payables	455,739
Total liabilities	4,803,946
Net assets, at value	$ 619,707,685
Net Assets
Net assets consist of: Undistributed net investment income	797,599
Net unrealized appreciation (depreciation) on investments	201,045,676
Accumulated net realized gain (loss)	(7,397,710)
Paid-in capital	425,262,120
Net assets, at value	$ 619,707,685

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($466,466,834 ÷ 19,854,121 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 23.49
Maximum offering price per share (100 ÷ 94.25 of $23.49)	$ 24.92

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($35,141,541 ÷ 1,495,155 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 23.50

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,382,689 ÷ 1,249,526 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 23.52
Institutional Class Net Asset Value, offering and redemption price(a) per share ($88,716,621 ÷ 3,741,047 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 23.71

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2005
Investment Income
Income: Dividends	$ 9,021,536
Interest — Unaffiliated issuers	8,399,404
Interest — Affiliated issuers	95,000
Interest — Scudder Cash Management QP Trust	846,348
Total Income	18,362,288
Expenses: Investment advisory fee	4,868,115
Services to shareholders	540,878
Custody and accounting fees	159,272
Distribution and shareholder servicing fees	1,900,091
Auditing	62,474
Legal	46,251
Directors' fees and expenses	27,257
Reports to shareholders	43,859
Registration fees	6,216
Other	43,609
Total expenses before expense reductions	7,698,022
Expense reductions	(11,147)
Total expenses after expense reductions	7,686,875
Net investment income (loss)	10,675,413
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	20,332,028
Investments — Affiliated issuers	954,284
21,286,312
Net unrealized appreciation (depreciation) during the period on investments	(22,937,570)
Net gain (loss) on investment transactions	(1,651,258)
Net increase (decrease) in net assets resulting from operations	$ 9,024,155

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2005	2004
Operations: Net investment income (loss)	$ 10,675,413	$ 10,334,972
Net realized gain (loss) on investment transactions	21,286,312	20,587,997
Net unrealized appreciation (depreciation) during the period on investment transactions	(22,937,570)	177,826,293
Net increase (decrease) in net assets resulting from operations	9,024,155	208,749,262
Distributions to shareholders from: Net investment income: Class A	(7,739,611)	(7,833,103)
Class B	(408,926)	(705,619)
Class C	(283,283)	(331,175)
Institutional Class	(2,087,009)	(2,467,339)
Fund share transactions: Proceeds from shares sold	113,684,089	83,208,564
Reinvestment of distributions	8,985,730	9,673,036
Cost of shares redeemed	(170,932,500)	(133,181,049)
Redemption fees	105	—
Net increase (decrease) in net assets from Fund share transactions	(48,262,576)	(40,299,449)
Increase (decrease) in net assets	(49,757,250)	157,112,577
Net assets at beginning of period	669,464,935	512,352,358
Net assets at end of period (including undistributed net investment income of $797,599 and $641,015, respectively)	$ 619,707,685	$ 669,464,935

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.51	$ 16.75	$ 21.87	$ 21.78	$ 23.27
Income (loss) from investment operations: Net investment income (loss)	.39[a]	.37[a]	.44[a]	.41	.49
Net realized and unrealized gain (loss) on investment transactions	(.02)	6.80	(5.06)	.10	.50
Total from investment operations	.37	7.17	(4.62)	.51	.99
Less distributions from: Net investment income	(.39)	(.41)	(.50)	(.36)	(.73)
Net realized gains on investment transactions	—	—	—	(.06)	(1.75)
Total distributions	(.39)	(.41)	(.50)	(.42)	(2.48)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 23.49	$ 23.51	$ 16.75	$ 21.87	$ 21.78
Total Return (%)[b]	1.57	43.22	(21.27)	2.37	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	466	451	338	553	550
Ratio of expenses (%)	1.14	1.15	1.11	1.09	1.11
Ratio of net investment income (loss) (%)	1.70	1.77	2.38	1.86	2.13
Portfolio turnover rate (%)	17	13	12	12	8
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class B
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.52	$ 16.75	$ 21.80	$ 21.71	$ 23.22
Income (loss) from investment operations: Net investment income (loss)	.22[a]	.22[a]	.29[a]	.25	.31
Net realized and unrealized gain (loss) on investment transactions	(.03)	6.79	(5.03)	.10	.50
Total from investment operations	.19	7.01	(4.74)	.35	.81
Less distributions from: Net investment income	(.21)	(.24)	(.31)	(.20)	(.57)
Net realized gains on investment transactions	—	—	—	(.06)	(1.75)
Total distributions	(.21)	(.24)	(.31)	(.26)	(2.32)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 23.50	$ 23.52	$ 16.75	$ 21.80	$ 21.71
Total Return (%)[b]	.83	42.20	(21.84)	1.63	3.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	60	60	116	110
Ratio of expenses	1.91	1.90	1.87	1.84	1.86
Ratio of net investment income (loss) (%)	.93	1.02	1.62	1.11	1.38
Portfolio turnover rate (%)	17	13	12	12	8
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class C
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.53	$ 16.76	$ 21.82	$ 21.73	$ 23.22
Income (loss) from investment operations: Net investment income (loss)	.22[a]	.21[a]	.30[a]	.26	.32
Net realized and unrealized gain (loss) on investment transactions	(.02)	6.80	(5.05)	.09	.51
Total from investment operations	.20	7.01	(4.75)	.35	.83
Less distributions from: Net investment income	(.21)	(.24)	(.31)	(.20)	(.57)
Net realized gains on investment transactions	—	—	—	(.06)	(1.75)
Total distributions	(.21)	(.24)	(.31)	(.26)	(2.32)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 23.52	$ 23.53	$ 16.76	$ 21.82	$ 21.73
Total Return (%)[b]	.88	42.18	(21.87)	1.63	3.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	33	23	40	32
Ratio of expenses (%)	1.89	1.90	1.87	1.84	1.86
Ratio of net investment income (loss) (%)	.95	1.02	1.62	1.11	1.38
Portfolio turnover rate (%)	17	13	12	12	8
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Institutional Class
Years Ended March 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 23.73	$ 16.91	$ 22.08	$ 21.98	$ 23.45
Income (loss) from investment operations: Net investment income (loss)	.45[a]	.42[a]	.48[a]	.48	.54
Net realized and unrealized gain (loss) on investment transactions	(.02)	6.87	(5.10)	.09	.52
Total from investment operations	.43	7.29	(4.62)	.57	1.06
Less distributions from: Net investment income	(.45)	(.47)	(.55)	(.41)	(.78)
Net realized gains on investment transactions	—	—	—	(.06)	(1.75)
Total distributions	(.45)	(.47)	(.55)	(.47)	(2.53)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 23.71	$ 23.73	$ 16.91	$ 22.08	$ 21.98
Total Return (%)	1.82	43.64	(21.07)	2.63	4.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	125	91	155	177
Ratio of expenses (%)	.90	.90	.86	.84	.86
Ratio of net investment income (loss) (%)	1.94	2.02	2.63	2.11	2.38
Portfolio turnover rate (%)	17	13	12	12	8
[a] Based on average shares outstanding during the period. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended March 31, 2005, the Fund utilized approximately $21,286,000 of its capital loss carryforward. At March 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately ($7,185,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2011 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 869,829
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (7,185,000)
Unrealized appreciation (depreciation) on investments	$ 200,832,603

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended March 31,	2005	2004
Distributions from ordinary income*	$ 10,518,829	$ 11,337,236
Distributions from long-term capital gains	$ —	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $101,427,853 and $115,657,124, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended March 31, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $136,115, of which $11,346 is unpaid.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2005, the amount charged to the Fund by SISC aggregated $455,336, of which $159,760 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. For the year ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class A	$ 1,121,512	$ 157,719
Class B	351,315	1,208
Class C	232,619	19,616
	$ 1,705,446	$ 178,543

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2005	Effective Rate
Class B	$ 117,105	$ 9,380.25%
Class C	77,540	6,768.25%
	$ 194,645	$ 16,148

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2005 aggregated $36,458.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2005, the CDSC for Class B and C shares aggregated $117,678 and $6,090, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended March 31, 2005, SDI received $1,805 for Class A shares.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Payment of such fees and expenses is allowed among all such funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund.. The amounts for 2002 and 2003 were $302 and $333, respectively.

D. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended March 31, 2005 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchases ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Interest Income ($)	Value ($)
LodgeNet Entertainment Corp., 9.50% 6/15/2013	1,000,000	—	—	—	95,000	1,090,000
LodgeNet Entertainment Corp.	672,826	—	1,425,389	954,284	—	12,676,042
		—	1,425,389	954,284	95,000	13,766,042

At March 31, 2005 the fund held less than 5% of the outstanding voting securities of LodgeNet Entertainment Corp.

E. Expense Reductions

For the year ended March 31, 2005, the Advisor agreed to reimburse the Fund $10,024, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the custodian fees were reduced by $1,123 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by JP Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,243,598	$ 98,169,721	2,884,840	$ 61,568,484
Class B	161,218	3,723,680	284,389	6,005,234
Class C	139,201	3,204,031	262,851	5,642,068
Institutional Class	365,499	8,586,657	485,116	9,992,778
		$ 113,684,089		$ 83,208,564
Shares issued to shareholders in reinvestment of distributions
Class A	287,161	$ 6,619,058	311,655	$ 6,653,216
Class B	15,442	355,096	28,911	613,960
Class C	11,252	259,258	14,021	299,553
Institutional Class	75,409	1,752,318	97,755	2,106,307
		$ 8,985,730		$ 9,673,036
Shares redeemed
Class A	(3,850,922)	$ (88,519,433)	(4,195,753)	$ (86,496,111)
Class B	(1,243,944)	(28,599,017)	(1,331,295)	(27,416,938)
Class C	(310,924)	(7,064,583)	(247,865)	(5,056,728)
Institutional Class	(1,973,751)	(46,749,467)	(706,059)	(14,211,272)
		$ (170,932,500)		$ (133,181,049)
Redemption fees		$ 105		$ —
Net increase (decrease)
Class A	679,837	$ 16,269,346	(999,258)	$ (18,274,411)
Class B	(1,067,284)	(24,520,236)	(1,017,995)	(20,797,744)
Class C	(160,471)	(3,601,194)	29,007	884,893
Institutional Class	(1,532,843)	(36,410,492)	(123,188)	(2,112,187)
		$ (48,262,576)		$ (40,299,449)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Flag Investors Value Builder Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Value Builder Fund, Inc. (the "Fund") at March 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts May 24, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

For corporate shareholders, 61% of the income dividends paid during the Fund's fiscal year ended March 31, 2005 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $11,380,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 1998

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[2] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[2] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		52
Richard R. Burt 2/3/47 Director since 1999

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[2] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[2] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[2] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[2] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[2] (April 1996-2004).

		55
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	55
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Director since 1997	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-October 2003).	55
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	135
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer since 2004

Managing Director[4], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Director[4], Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director[4], Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.
Lisa Hertz[5] 8/21/70 Assistant Secretary since 2004	Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director[4], Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.
Philip Gallo[5] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	81114E 102	81114E 201	81114E 300	81114E 409
Fund Number	415	615	715	535
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2005, Scudder Flag Investors Value
Builder Fund, Inc., has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its Principal Executive Officer and Principal Financial
Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER FLAG INVESTORS VALUE BUIDLER FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year         Audit Fees     Audit-Related     Tax Fees      All Other
   Ended             Billed          Fees Billed      Billed     Fees Billed
 March 31,           to Fund          to Fund         to Fund      to Fund
--------------------------------------------------------------------------------
2005                 $49,900            $225           $7,265        $0
--------------------------------------------------------------------------------
2004                 $46,200           $2,029          $6,920        $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Investment Company
Capital Corporation ("ICCC" or the "Adviser"), and any entity controlling, controlled by or under common control with ICCC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for
engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related           Tax Fees              All Other
 Fiscal            Fees Billed to          Billed to           Fees Billed
  Year             Adviser and            Adviser and         to Adviser and
  Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 March 31,       Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005                 $490,322                 $0                    $0
--------------------------------------------------------------------------------
2004                 $573,742                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                       Total
                                     Non-Audit
                                    Fees billed
                                   to Adviser and
                                     Affiliated
                                        Fund
                                      Service            Total
                                     Providers         Non-Audit
                                    (engagements      Fees billed
                                     related        to Adviser and
                 Total             directly to         Affiliated
               Non-Audit          the operations      Fund Service
Fiscal        Fees Billed         and financial        Providers
 Year           to Fund             reporting          (all other      Total of
 Ended                             of the Fund)       engagements)     (A), (B)
March 31,        (A)
                                        (B)               (C)           and (C)
--------------------------------------------------------------------------------
2005            $7,265                 $0              $236,994         $244,259
--------------------------------------------------------------------------------
2004            $6,920                 $0             $2,412,058      $2,418,978
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
ICCC and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Value Builder Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Flag Investors Value Builder Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005